UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                 August 5, 2004


                             TRIPATH TECHNOLOGY INC.
             (Exact name of Registrant as specified in its charter)


           Delaware                      000-31081             77-0407364
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
        incorporation)                                     Identification No.)


                              2560 Orchard Parkway
                           San Jose, California 95131
          (Address of principal executive offices, including zip code)

                                 (408) 750-3000
                         (Registrant's telephone number,
                              including area code)

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 5, 2004, Tripath Technology Inc. issued a press release announcing financial results for the quarter ended June 30, 2004. A copy of such press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             TRIPATH TECHNOLOGY INC.


Date:   August 5, 2004       /s/ David P. Eichler
                             -------------------------------
                             David P. Eichler
                             Chief Financial Officer
                             (Principal Financial and Accounting Officer)

                                  EXHIBIT INDEX




    Exhibit No.                   Description
    -----------                   -----------
         99.1 Press release, dated August 5, 2004, entitled "Tripath Technology Inc. Reports Second Quarter 2004 Financial Results"